                                                                   EXHIBIT 10.47

                      CONVERTIBLE NOTE PURCHASE AGREEMENT

     THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (the "Agreement") is made as of the 26th day of March, 1997, between CELL GENESYS, INC., a Delaware corporation ("Cell Genesys" or the "Company") and GENPHARM INTERNATIONAL, INC., a California corporation ("GenPharm").

                                    RECITALS

     WHEREAS, the parties, along with Abgenix, Inc., a subsidiary of Cell Genesys, Xenotech, L.P., and Japan Tobacco Inc., have entered into that certain Release and Settlement Agreement (which includes a Cross-License Agreement) dated March 26, 1997 (the "Settlement Agreement"); and

     WHEREAS, in partial consideration of the Settlement Agreement and the Cross-License Agreement that is an exhibit thereto, Cell Genesys has agreed to issue to GenPharm a Convertible Subordinated Promissory Note (the "Note") in the form attached hereto as Exhibit A.
                        ---------

     NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

1.   DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

     1.1  "Affiliate" shall mean any entity which directly or indirectly
           ---------
controls, is controlled by or is under common control with any one of the parties.

     1.2  "Company" shall mean Cell Genesys, Inc., a Delaware corporation.
           -------

     1.3  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations adopted by the SEC under that statute.

     1.4  "Holder" shall mean GenPharm if GenPharm holds Registrable Securities
           ------
and any other person to whom Registrable Securities have been transferred by GenPharm, provided, however, that any person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Act or pursuant to a sale under Rule 144 under the Act shall not be considered a Holder.

     1.5  "Indebtedness" shall mean and include the aggregate amount of, without
           ------------
duplication (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principles), (iv) all obligations with respect to capital leases, (v) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired, (vi) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit; and (vii) all guaranty obligations with respect to the types of Indebtedness listed in clauses (i) through (vi) above. Notwithstanding the preceding sentence, "Indebtedness" does not include
                                                 ------------
(a) any obligations pursuant to the Cross License

Agreement dated March 26, 1997, among the Company, GenPharm and other parties,
(b) obligations incurred for the purpose of financing the acquisition or leasing of tangible or intangible assets in the aggregate amount not exceeding $40 million, or (c) this Note.

     1.6  "Register," "Registered" and "Registration" refers to a registration
           --------    ----------       ------------
effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

     1.7  "Registrable Securities" shall mean the Shares and shares of Common
           ----------------------
Stock of the Company issued pursuant to stock splits, stock dividends and similar distributions with respect to the Shares.

     1.8  "Registration Expenses" shall mean all expenses incurred in complying
           ---------------------
with Section 5.3 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses.

     1.9  "SEC" shall mean the United States Securities and Exchange Commission.
           ---
     1.10 "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and the rules and regulations adopted by the SEC under that statute.

     1.11 "Selling Expenses" shall mean all underwriting discounts and selling
           ----------------
commissions applicable to the sale of Registrable Securities pursuant to Section
5.3 of this Agreement.

     1.12 "Senior Debt" shall have the meaning given in Section 7.
           -----------
     1.13 "Shares" shall mean the shares of the Company's Common Stock $.001 per
           ------
share par value, if any, issued to GenPharm upon conversion of the Note.

     1.14 "Standstill Period" shall mean the period commencing with the date of
           -----------------
this Agreement and ending at the later of (a) such time as GenPharm has sold or otherwise transferred the Note or all of the Shares that it may receive upon conversion of the Note or (b) GenPharm has received payment in full of the Note.

     1.15 "Voting Securities" shall mean:  (i) the Shares and any other issued
           -----------------
and outstanding securities of the Company generally entitled to vote for the election of directors of the Company or other matters for which the stock holders of the Shares are entitled to vote; (ii) securities of the Company convertible into or exchangeable for such securities; and (iii) options, rights and warrants issued by the Company to acquire such securities.

2.   PURCHASE OF NOTE

     Cell Genesys is hereby issuing to GenPharm, and GenPharm is hereby acquiring from Cell Genesys, the Note in partial consideration of GenPharm's execution and delivery of the Settlement Agreement including the Cross-License Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to GenPharm:

     3.1  Corporate Existence and Power.  The Company is a corporation duly
          -----------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power to carry on its business as now conducted. Cell Genesys has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where failure to so qualify would have a material adverse effect on the financial condition, results of operations or assets of the Company.

     3.2  Corporate Authorization.  The Company has and will have all requisite
          -----------------------
corporate power and authority to execute and deliver this Agreement and the Note and to perform its obligations under this Agreement and the Note. The execution, delivery and performance by the Company of this Agreement and the Note, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Company's Board of Directors. This Agreement and the Note have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, equity or redemption, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     3.3  Validity of the Note and the Shares.  The Note and the Shares will,
          -----------------------------------
when issued and delivered in accordance with the terms hereof and thereof, be validly issued, fully paid and nonassessable and free of preemptive rights, rights of first refusal and other similar rights.

     3.4  Governmental Authorization.  No consent, approval or authorization of,
          --------------------------
or filing with, any governmental authority by or on the part of the Company is required in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby other than as required by applicable federal or state securities laws.

     3.5  SEC Filings.  (a) The Company has delivered to GenPharm true and
          -----------
complete copies of: (i) the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995; (ii) the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1996; (iii) the Company's proxy statement for its 1995 Annual Meeting of Stockholders; (iv) all of the Company's other reports, statements, schedules and final registration statements since filed with the SEC; and (v) a copy of the proposed proxy statement relating to the Company's pending merger with Somatix Therapy, Inc. ("Somatix"), which has not yet been commented upon by the SEC.

          (b) As of its filing date, no such report, schedule or statement (including all exhibits and schedules thereto and documents incorporated by reference therein) referred to in clauses (a) (i)-(iv), as amended or supplemented if applicable, filed pursuant to the Exchange Act contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     3.6  No Material Adverse Changes.  Except as contemplated by the pending
          ---------------------------
merger with Somatix, this Agreement and the

Settlement Agreement (and for expenses incurred in connection herewith and therewith) since September 30, 1996, the Company has conducted its business in all material respects in the ordinary course and there has not been any material adverse change in the financial condition, results of operations or assets of the Company, other than continuing losses in amounts consistent with prior periods.

     3.7  Non-Contravention.  The execution, delivery and performance by the
          -----------------
Company of this Agreement and the Note and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not violate or conflict with any charter document or material agreement, instrument or understanding to which the Company is a party or by which the Company may be bound or violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over the Company.

     3.8  Litigation.  Except with respect to pending litigation and threatened
          ----------
litigation between the Company and GenPharm, as of the date hereof, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company. As of the date hereof, there are no material actions, suits or claims or legal, administrative or arbitral proceedings pending or, to the knowledge of the Company threatened, against or involving the Company or any of its assets or properties.

     3.9  Compliance with Laws.  To the knowledge of the Company, the Company is
          --------------------
not in violation in any material respect of any federal, state or local law, statute, ordinance or regulation applicable to the Company or its business.

     3.10 Capitalization.  There have been no material changes to the Company's
          --------------
capitalization, including rights to acquire Company stock, from those described in the SEC filings and proposed SEC filings listed in Section 3.5.

     3.11 Exemption.  The offer, issuance and delivery to GenPharm of the Note
          ---------
and the Shares to be issued on conversion of the Note pursuant to the terms of this Agreement and the Note are exempt from Registration under the Securities Act. GenPharm shall have certain rights to Registration of the Shares for resale, as provided in Section 5.3 hereof.

     3.12 Prior Registration Rights.  The Company is under no contractual
          -------------------------
obligation to Register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued, which obligation would conflict with the rights being granted to GenPharm hereunder.

4.   REPRESENTATIONS AND WARRANTIES OF GENPHARM

     GenPharm represents and warrants to the Company that:

     4.1  Corporate Existence and Power.  GenPharm is a corporation duly
          -----------------------------
incorporated, validly existing and in good standing under the laws of the State of California and has all requisite corporate power to carry on its business as now conducted.

     4.2  Corporate Authorization.  GenPharm has all requisite corporate power
          -----------------------
and authority to execute and deliver this Agreement and to perform its obligations under the Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by GenPharm of this Agreement and the consummation by GenPharm of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of GenPharm and no other corporate action on the part of GenPharm is necessary to authorize the execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by GenPharm and constitutes the valid and binding obligation of GenPharm, enforceable against GenPharm in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, equity or redemption, moratorium or similar laws now or hereafter in effect, affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     4.3  Governmental Authorization.  No consent, approval or authorization of,
          --------------------------
or filing with, any governmental authority by or on the part of the GenPharm is required in connection with the execution and delivery of this Agreement or the consummation by GenPharm of the transactions contemplated hereby.

     4.4  Non-Contravention.  The execution, delivery and performance by
          -----------------
GenPharm of this Agreement and the consummation by GenPharm of the transactions contemplated hereby do not and will not violate or conflict with any charter document or material agreement, instrument or understanding to which GenPharm is a party or by which GenPharm may be bound or violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over GenPharm.

     4.5  Purchase for Investment; Legend.
          -------------------------------

          4.5.1   GenPharm hereby:

          (a) acknowledges that it has been advised that the Note and any Shares that it may acquire on conversion of the Note have not been and will not be registered under the Securities Act or under any state securities laws except as provided in Section 5.3 hereof;

          (b) represents and warrants that the Note and any Shares that it may so acquire will be acquired by it for its own account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof in violation of the Securities Act;

          (c) represents and warrants that it has had the opportunity to discuss the Company's business, management and financial affairs with the Company's management and to obtain all information which it believes necessary to an informed decision to purchase the Note;

          (d) understands that the investment in the Note and the Shares that it may acquire on conversion of the Note involve a high degree of risk as set forth in the documents listed in Section 3.5;

          (e) agrees that the Note and any Shares that it may acquire on conversion of the Note will not be sold or otherwise disposed of except in compliance with any applicable securities or other similar laws in the United States or elsewhere;

          (f) consents that stop transfer instructions in respect of any Shares issued on conversion of the Note may be issued to any transfer agent, registrar or other agent at any time acting for the Company;

          (g) consents that the certificate or certificates representing any Shares that it may acquire on conversion of the Note will bear legends in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT NO SUCH REGISTRATION IS REQUIRED."

     4.5.2 The Company agrees that an opinion of counsel shall not be required for a sale or transfer of the Note or Shares meeting the requirements of SEC Rule 144 or Rule 144A, provided that the Company receives representation letters from the seller and broker reasonably satisfactory to Company counsel.

5.  SECURITIES MATTERS

     5.1  Standstill
          ----------

          5.1.1   Standstill.  GenPharm covenants and agrees that during the
                  ----------
Standstill Period, without the written consent of the Company, GenPharm will not, and will not cause any Affiliate of GenPharm to:

          (a) directly or indirectly acquire, agree to acquire, make any proposal to acquire or announce or disclose any intention to make a proposal to acquire, directly or indirectly, any Voting Securities except the Registrable Securities;

          (b) directly or indirectly (i) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A of the Exchange Act) to vote, or seek to advise or influence any person with respect to the voting of, any Voting Securities, or (ii) become a "participant" in any "election contest" (as such terms are used or defined in Regulation 14A of the Exchange
Act) relating to the election of directors of the Company;

          (c) directly or indirectly form, join in or in any way participate in a group (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise act in concert with any person, (i) for the purpose of circumventing the provisions of this Agreement or assist any other party in performing any act which GenPharm is prohibited from performing pursuant to this Agreement, or (ii) for the purpose of acquiring, holding, voting or disposing of any Voting Securities; or

          (d) directly or indirectly arrange, or participate in the arranging of, financing for the purchase of any Voting Securities except the Registrable Securities by any individual, partnership, or other entity.

          5.1.2   Amendment of Articles.  During the Standstill Period, GenPharm
                  ---------------------
will not, and will not cause any Affiliate of GenPharm to, propose, sponsor or participate in any action to amend the Company's certificate of incorporation or by-laws, except in accordance with the recommendation of the Company's Board of Directors.

          5.1.3   Transfers.  During the Standstill Period, GenPharm shall not
                  ---------
knowingly sell or otherwise transfer any Voting Securities to any person or member of a group (as defined in Section 13(d) of the Exchange Act) which person or group, as a result of such sale or other transfer, would own or acquire

Voting Securities representing three percent or more of the aggregate number of issued and outstanding Voting Securities; provided, that GenPharm may sell Voting Securities (i) to an offerer (other than (a) GenPharm, (b) a person who is presently or is at such time an Affiliate of GenPharm, or (c) a group of which any of the foregoing is a member) in a tender offer made to purchase outstanding Voting Securities which, when added to any Voting Securities owned by the offeror or its affiliates, would equal at least 60% of all Voting Securities, or (ii) to a person that is a qualified institutional buyer as defined in SEC Rule 144A. For purposes of this Section 5.1.3, GenPharm shall not have any duty to make any investigation or inquiry regarding the ownership of Voting Securities by its transferee, and the knowledge (if any) of GenPharm's broker or selling agent shall not be attributable to GenPharm. The provisions of this Section 5.1.3 shall not apply to any transfer by GenPharm as part of a liquidation of substantially all its assets.

          5.1.4   Distribution to Shareholders.  GenPharm shall provide 20 days
                  ----------------------------
notice to the Company if it intends to distribute any Voting Securities to its shareholders.

     5.2  Irrevocable Proxy.  GenPharm agrees that during the Standstill Period
          -----------------
(a) if Voting Securities owned by GenPharm are represented at an annual or special meeting of stockholders it will not vote or cause to be voted such Voting Securities on any matter properly brought before such annual or special meeting for which the management of the Company has not solicited proxies in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder unless specifically requested to do so by the Company and (b) GenPharm will not call or cause to be called any annual or special meeting of stockholders. As security for GenPharm's obligation hereunder, GenPharm hereby grants during the Standstill Period the President and Chief Executive Officer of the Company and his successors in office, with full power of substitution, a power of attorney and irrevocable proxy to vote the Voting Securities owned by GenPharm and its Affiliates represented at any such annual or special meeting of shareholders on all matters submitted to stockholders for which the Company has not solicited proxies, but only if GenPharm breaches its covenant in the preceding sentence. This is intended to be a power coupled with an interest. Upon request by the Company, GenPharm shall promptly execute a written proxy for use at any such meeting on the terms set forth above.

     5.3  Registration Rights.
          -------------------

          5.3.1(a)   Registration on Form S-3.  Subject to the terms of this
                     ------------------------
Section 5.3, the Company shall use diligence to effect Registration of the Registrable Securities by (i) filing a Registration Statement on Form S-3 (or Form S-1, if Form S-3 is not available for the Registration for any reason) with the SEC within 30 days from the date of this Agreement, and (ii) using reasonable diligence to cause the Registration to become effective as soon as practicable thereafter, and in any event within 45 days thereafter if the filing is reviewed by the SEC staff. GenPharm shall have the right to distribute the Registrable Securities by means of an underwritten offering only on terms and with an underwriter reasonably acceptable to the Company.

          (b) Piggyback Registration.  Subject to the provisions of Section
              ----------------------
5.3.6 of this Agreement, if at any time the Company proposes to register any of its securities under the Act, either for its own account or for the account of others who are not Holders, in connection with the public offering of such securities solely for cash, on a registration form that would also permit the registration of Registrable Securities, the Company shall, each such time, promptly give each Holder written notice of such proposal. Upon the written request of any Holder given within fifteen days after mailing of any such notice by the Company, the Company shall use its reasonable best efforts to cause to be included in such registration under the Act all the Registrable Securities that each such Holder has requested be registered.

          5.3.2   Expenses of Registration.  All Registration Expenses incurred
                  ------------------------
in connection with the Registration pursuant to Section 5.3.1 shall be borne by the Company. All Selling Expenses shall be borne by GenPharm.

          5.3.3   Registration Procedures.  The Company will keep GenPharm and
                  -----------------------
any other Holder advised as to the initiation and completion of such Registration. The Company will: (a) use its best efforts to keep such registration effective until the earlier of the Maturity Date or Redemption Date of the Note (as such terms are defined therein) or until the distribution described in the Registration Statement has been completed, whichever first occurs; provided, however, that if the distribution described in the Registration Statement has not been completed and there has occurred during the period of 90 days prior to the Maturity Date or Redemption Date any period during which sales of Registrable Securities pursuant to the Registration (if the Note had been converted) could not be made either because the prospectus provided by the Company was the subject of a notice pursuant to clause (d) below, or because the Holder was precluded from selling by the terms of the market standoff covenant in Section 6.2 below, the Registration shall be extended for a number of days equal to the number of such days that sales could not be made during such 90-day period (less the number of days, if any, that the Maturity Date or Redemption Date was extended by the Holder of the Note); (b) furnish such number of prospectuses (including preliminary prospectuses) and other documents as Holder from time to time may reasonably request; (c) prepare and file with the SEC amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; (d) notify the Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and (e) promptly prepare, file and furnish to a Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Subject to Section 5.3.1, if GenPharm notifies the Company that it intends to distribute all or a portion of the Registrable Securities in an underwritten offering, the Company shall enter into an underwriting agreement containing customary terms (including representations and warranties, market standoff covenants, delivery of accountants comfort letters and delivery of legal opinions) and shall reasonably cooperate with the managing underwriters with regard to their due diligence investigation, the preparation of an appropriate amended prospectus, and participation in meetings with prospective institutional investors.

          5.3.4   Information Furnished by GenPharm.  It shall be a condition
                  ---------------------------------
precedent of the Company's obligations under this Section 5.3 that each Holder furnish to the Company such information regarding such Holder and the distribution proposed as the Company may reasonably request.

          5.3.5   Indemnification.
                  ---------------

                  (a) To the extent permitted by law, the Company will indemnify GenPharm, its officers and directors and each person controlling GenPharm and each other Holder, with respect to which any Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Section

5.3, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse GenPharm, its officers and directors, each other Holder and each such underwriter, and each person who controls GenPharm or such underwriter, for any legal and any other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 5.3.5 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by GenPharm, its officers, directors, such underwriter or controlling person, or each other Holder and stated to be specifically for use in connection with the offering of securities of the Company. Upon request, the Company will execute a separate agreement with any person who may be deemed to be an underwriter with respect to the sale of the Registrable Securities to indemnify such person to the same effect as set forth above in this Section 5.3.5.

               (b) To the extent permitted by law, each Holder will indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by a Registration Statement effected pursuant to this Section 5.3, each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, applicable to the Holder and relating to action or inaction required of the Holder in connection with any such Registration, qualification or compliance; and will reimburse the Company, such directors, officers, legal and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of GenPharm, and stated to be specifically for use in connection with the offering of securities of the Company; provided that the indemnity contained in this Section 5.3.5 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of GenPharm (which consent shall not unreasonably be withheld).

               (c)  Promptly after receipt by an indemnified party under this
Section 5.3.5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5.3.5, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to assume the defense of such claim. The failure to notify an indemnifying party promptly of the commencement of any such action shall not relieve the indemnifying party of its obligations under this Section 5.3.5 unless such failure is prejudicial to the ability of the indemnifying party to defend such action. Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in an underwriting agreement entered into in connection with a Registration of the Shares are inconsistent with the foregoing provisions, the underwriting agreement shall be controlling.

               (d) If the indemnification provided for in this Section 5.3.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          5.3.6  Marketing Limitation in Piggyback Registration.  In the event
                 ----------------------------------------------
the underwriters' representative advises the Holders seeking Registration of Registrable Securities pursuant to Section 5.3.1(b) in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered or the general condition of the market) require a limitation of the number of shares to be underwritten, the underwriters' representative may:

               (a) in the case of the first public offering after the date of this Agreement (the "First Public Offering"), exclude some or all Registrable Securities from such Registration and underwriting, provided that all other stockholders participating in the Registration are similarly limited on a pro rata basis; and

               (b) in the case of any Registered public offering subsequent to the First Public Offering, limit the number of shares of Registrable Securities to be included in such Registration and underwriting to not less than 25% of the total number of shares included in such Registration.

          5.3.7 Termination.  The Company's obligations hereunder shall
                -----------
terminate at such time as the Shares are freely transferable without regard to volume limitations.

6.   REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934; MARKET STANDOFF

     6.1  Reports.  The Company represents to GenPharm that it currently meets
          -------
the registrant requirements in the General Instructions to Form S-3. With a view to making available to GenPharm the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit GenPharm to sell securities of the Company to the public without Registration or pursuant to a Registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are defined in Rule 144;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
               (c) furnish to GenPharm, so long as GenPharm owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing GenPharm of any rule or regulation of the Commission which permits the selling of any such securities without registration.

     6.2  Market Stand-Off.  GenPharm hereby agrees that, if so requested by the
          ----------------
Company and the underwriters' representative, GenPharm shall not publicly sell, make any short sale or otherwise transfer (other than to donees who agree to be similarly bound) any Registrable Securities during the 45 day-period following the effective date of a Registration Statement of the Company filed under the Securities Act, plus such additional days thereafter, up to 30, as the underwriters continue making a stabilizing bid with respect to the offering, provided that all officers and directors of the Company similarly agree and are not excused from their agreements, and provided further, that GenPharm is not limited in its participation in such Registration by any advice from the underwriters' representative as contemplated in Section 5.3.6 (whether or not such Registration is the First Public Offering, as defined in Section 5.3.6) to selling Registrable Securities constituting fewer than 20% of the total underwritten shares in the offering (excluding shares issuable pursuant to an underwriters' over-allotment option). If GenPharm has become subject to such market stand-off, it shall not again become subject thereto unless a period of six months has expired since the expiration of a prior market standoff to which it is subject.

7.   COVENANT RE INDEBTEDNESS; SUBORDINATION

     7.1  Limitation on Incurrence of Indebtedness.  Until the Note has been
          ----------------------------------------
converted or paid in full, the Company (and its wholly or majority-owned subsidiaries) shall not incur or permit to exist Indebtedness in an aggregate principal amount in excess of $15 million.

     7.2  Subordination.  GenPharm agrees that the Note and the indebtedness
          -------------
represented thereby will be subordinate to up to $15 million of Indebtedness of
the Company outstanding from time to time ("Senior Debt").   GenPharm agrees to
the terms and conditions set forth in the form of subordination agreement attached hereto as Exhibit B (the "SVB Subordination Agreement") and agrees from time to time at the request of the Company to enter into subordination agreements with respect to other Senior Debt on material terms and conditions no less favorable to GenPharm than those set forth in the SVB Subordination Agreement.

8.   MISCELLANEOUS

     8.1  Governing Laws.  This Agreement and the Note shall be interpreted and
          --------------
construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

     8.2  Waiver.  It is agreed that no waiver by any party hereto of any breach
          ------
or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

     8.3  Assignment.  Neither this Agreement nor any rights granted hereunder
          ----------
may be assigned by a party except with the written consent of the other party except that no consent shall be required to transfer the Note or the Registration rights under Section 5.3 to a shareholder of GenPharm or any other transferee of at least 250,000 Shares, provided that notice of the transfer is given to the Company prior to the transfer. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

     8.4  Notices.  Any notice required or permitted to be given to the parties
          -------
hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

     Cell Genesys, Inc.:      Cell Genesys, Inc.
                              342 Lakeside Drive
                              Foster City, California 94404
                              Attn: President and CEO

     with a copy to:          Heller Ehrman White & McAuliffe
                              525 University Avenue
                              Palo Alto, California  94301
                              Attn:  File No. 21647-0003 (SAO)

     GenPharm International,  GenPharm International, Inc.
      Inc.:                   855 California Ave., Suite C
                              Palo Alto, CA  94304
                              Attn:  CEO

     with a copy to:          Wilson Sonsini Goodrich & Rosati
                              650 Page Mill Road
                              Palo Alto, CA  94304
                              Attn:  Robert Jack

     8.5 Severability.  In the event that any provision of this Agreement
         ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

     8.6  Complete Agreement.  It is understood and agreed that this Agreement
          ------------------
and the Note constitute the entire agreement, both written and oral, between the parties with respect to the specific subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of all of the parties.

     8.7  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

     8.8  Headings.  The captions to the several Articles and Sections hereof
          --------
are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

     8.9  Company to Reserve Common Stock.  The Company shall at all times
          -------------------------------
reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Note, the full number of shares of Common Stock then issuable upon the conversion of the Note.

     IN WITNESS WHEREOF, the parties have executed this Agreement, by their respective officers hereunto duly authorized, as of the day and year first above written.


                              CELL GENESYS, INC.



                              By: /s/ Stephen A. Sherwin
                                 ________________________________

                              Name: Stephen A. Sherwin
                                   ______________________________

                              Title: Chairman & CEO
                                    _____________________________



                              GENPHARM INTERNATIONAL, INC.



                              By: /s/ Jonathan MacQuitty
                                 ________________________________

                              Name: Jonathan MacQuitty
                                   ______________________________

                              Title: CEO
                                    _____________________________